U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 28, 2003


VISTA CONTINENTAL CORPORATION
[formerly known as Century Laboratories, Inc.]

COMMISSION FILE NO. 2-90519

A Delaware Corporation           EIN: 72-0510027

6600 W. Charleston Blvd., Suite 118
Las Vegas, NV 89146

Telephone: 702-228-2077


Item 8.  Change in Address

     Effective January 28, 2003 Vista Continental Corporation will be located at 6600 W. Charleston Blvd., Suite 118, Las Vegas, NV 89146. The telephone and fax numbers remain 702-228-2077 and 702-228-1837, respectively.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






VISTA CONTINENTAL CORPORATION


Dated:       January 27, 2003


By:   /s/ Robert Taylor
     ---------------------------------
     Robert Taylor
     Chief Financial Officer